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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   October 3, 2000
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                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                       1-9924                52-1568099
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        (State or other              (Commission             (IRS Employer
        jurisdiction of              File Number)            Identification No.)
        incorporation)

                     399 Park Avenue, New York, New York                10043
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                     (Address of principal executive offices)         (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)


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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


            Exhibits:

            Exhibit No. Description

                  1.01 Terms Agreement, dated October 3, 2000, among the Company and Salomon Smith Barney Inc., ABN AMRO Incorporated, Banc of America Securities LLC, Banc One Capital Markets, Inc., Banque Bruxelles Lambert SA, Barclays Bank PLC, Bear, Stearns & Co. Inc., Blaylock & Partners, L.P., Chase Securities Inc., First Union Securities, Inc., Goldman, Sachs & Co., Ormes Capital Markets, Inc., Royal Bank of Scotland, Financial Markets, UBS Warburg LLC and The Williams Capital Group, L.P., as Underwriters, relating to the offer and sale of the Company's 7.250% Subordinated Notes due October 1, 2010.

                  4.01 Form of Note for the Company's 7.250% Subordinated Notes due October 1, 2010.


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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 5, 2000                            CITIGROUP INC.


                                                   By /s/ Firoz B. Tarapore
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                                                          Firoz B. Tarapore
                                                          Deputy Treasurer


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